Exhibit 99.1

Powerfleet and MiX Telematics Close Business Combination, Creating New Top-Tier Global AIoT SaaS Provider

A Scaled Day-One Business with Total Revenue of $284 Million, Including $215 Million of Recurring High-Margin SaaS Revenues and Combined Service Gross Margins of 65%

Combined Customer Base Begins with More than 1.8m Subscribers

In Addition to a Significant Growth Opportunity, Combination Expected to Unlock a Compelling $25m+ EBITDA Expansion Within First Two Years

Expected to Deliver Significant Cross-Sell and Upsell Opportunities for Combined Solution Portfolio into Joint Base of 7,500 Enterprise Customers

Virtual Investor Fireside Chat Scheduled for 9:30 AM ET on Tuesday, April 30, 2024

WOODCLIFF LAKE, NJ – April 2, 2024 – Powerfleet, Inc. (Nasdaq: PWFL) and MiX Telematics Limited have successfully closed their previously announced business combination, forming one of the world’s largest mobile asset Artificial Intelligence of Things (AIoT) Software-as-a-Service (SaaS) providers. This powerful combination creates a scaled, global entity of choice focused on unifying business operations by simplifying how customers manage, analyze, and utilize data to drive improved business performance.

“This transformative combination positions Powerfleet as a leading global AIoT SaaS company, setting the stage for accelerated growth in recurring revenues, increased profitability, and expanded avenues for creating shareholder value,” said Steve Towe, Powerfleet’s Chief Executive Officer. “We’re swiftly executing a proven business integration strategy known for delivering concrete outcomes, underpinned firstly by a robust $25m+ EBITDA expansion program in concert with medium-term high growth. This approach is designed to accelerate the integration process, allowing us to promptly focus on driving increased shareholder value and enhancing our customers’ experience.”

A new board of directors of Powerfleet has now been appointed. The new board consists of Michael Brodsky, Chairman, Steve Towe, CEO, and Ian Jacobs, the previous MiX Chairman. Powerfleet is also pleased to announce Mike McConnell as a new board member. Mike has a strong history as a corporate director, focused on enhancing shareholder value.

“On behalf of the entire board, we are delighted by the successful completion of the business combination between Powerfleet and MiX,” shares Michael Brodsky, Chairman of the Powerfleet board. “We are highly confident the combined entity will emerge as a strongly unified, differentiated, and efficient company.”

Steve Towe added, “Amidst a fragmented market where consolidation and scale continue to be a strong driver, Powerfleet possesses a clear vision and mission, anchored by our compelling Unity platform. Our device-agnostic data ingestion engine and third-party integration capabilities, unique to Unity, deliver unparalleled value for our customers. We unify their operations, providing a single source of truth for their people, their assets, and business processes – enabling impactful business change and enhanced performance.”

The combined geographical footprint, deep vertical expertise, and expanded software solution sets coupled with the extensive direct and indirect sales channel capabilities should enable Powerfleet to maximize significant cross-sell and upsell opportunities within the impressive joint customer base, promoting recurring SaaS revenue. This positions Powerfleet to move towards Rule of 40 performance within two years of closing this transaction.

Powerfleet plans to hold a Virtual Investor Fireside Chat on Tuesday, April 30, 2024, at 9:30am ET. Details for this event will follow.

TRANSACTION ADVISORS

William Blair & Company, L.L.C. acted as financial advisor, and Olshan Frome Wolosky LLP and Webber Wentzel acted as legal advisors to Powerfleet. Raymond James and Java Capital acted as financial advisors to MiX Telematics, and DLA Piper LLP (US) and Java Capital acted as legal advisors to MiX Telematics. Gateway Group acted as investor relations advisor to Powerfleet and MiX Telematics.

ABOUT POWERFLEET

Powerfleet (Nasdaq: PWFL; JSE: PWR; TASE: PWFL) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

ABOUT MIX TELEMATICS

MiX Telematics is a leading global provider of fleet and mobile asset management solutions delivered as SaaS to over one million global subscribers spanning more than 120 countries. The company’s products and services provide enterprise fleets, small fleets, and consumers with efficiency, safety, compliance, and security solutions. MiX Telematics was founded in 1996 and has offices in South Africa, the United Kingdom, the United States, Uganda, Brazil, Mexico and Australasia as well as a network of more than 130 fleet partners worldwide. For more information, visit www.mixtelematics.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the transaction with MiX Telematics. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of our and MiX Telematics’ businesses and the ability to recognize the anticipated synergies and benefits of the transaction with MiX Telematics; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transaction on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Jody Burfening and Carolyn Capaccio

LHA Investor Relations

AIOTIRTeam@lhai.com

Powerfleet Media Contact

Andrea Hayton

ahayton@powerfleet.com

+1 (610) 401-1999